Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Colleen D. Baldwin, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys"in" fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Colleen D. Baldwin

__________________________________

Colleen D. Baldwin

Chairperson, Director, and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Michael Bell, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys"in"fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Michael Bell

_______________________________

Michael Bell

Chief Executive Officer

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John V. Boyer, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys"in"fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ John V. Boyer

_______________________________

John V. Boyer

Chief Executive Officer

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Patricia W. Chadwick, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys"in" fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Patricia W. Chadwick

___________________________

Patricia W. Chadwick

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Martin J. Gavin, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys"in"fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Martin J. Gavin

_________________________

Martin J. Gavin Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(each a "Registrant" and collectively the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Todd Modic, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, and Joanne F. Osberg, his true and lawful attorneys"in"fact and agents, to execute in his name, place, and stead, in his capacity as officer of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Todd Modic

Todd Modic

Senior Vice President, Chief/Principal Financial

Officer and Assistant Secretary

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Joseph E. Obermeyer, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys"in" fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Joseph E. Obermeyer

_________________________________

Joseph E. Obermeyer

Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Sheryl K. Pressler, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys"in"fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Sheryl K. Pressler

__________________________

Sheryl K. Pressler Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dina Santoro, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, her true and lawful attorneys"in"fact and agents, to execute in her name, place, and stead, in her capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Dina Santoro

__________________________

Dina Santoro Director and Trustee

Voya Balanced Portfolio, Inc.

Voya Equity Trust

Voya Funds Trust

Voya Government Money Market Portfolio

Voya Intermediate Bond Portfolio

Voya Investors Trust

Voya Mutual Funds

Voya Partners, Inc.

Voya Separate Portfolios Trust

Voya Series Fund, Inc.

Voya Strategic Allocation Portfolios, Inc.

Voya Variable Funds

Voya Variable Insurance Trust

Voya Variable Portfolios, Inc.

Voya Variable Products Trust

(the "Registrants")

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Christopher P. Sullivan, hereby constitutes and appoints Paul A. Caldarelli, Theresa K. Kelety, Todd Modic, and Joanne F. Osberg, his true and lawful attorneys"in" fact and agents, to execute in his name, place, and stead, in his capacity as Director/Trustee of the above referenced Registrants, the Registration Statements of such entities on Form N"1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: January 24, 2020

/s/ Christopher P. Sullivan

______________________________

Christopher P. Sullivan

Director and Trustee